UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 20, 2025

ESSEX PROPERTY TRUST, INC.

ESSEX PORTFOLIO, L.P.

(Exact Name of Registrant as Specified in its Charter)

001-13106 (Essex Property Trust, Inc.)
333-44467-01 (Essex Portfolio, L.P.)
(Commission File Number)

Maryland	77-0369576
(Essex Property Trust, Inc.)	(Essex Property Trust, Inc.)
California	77-0369575
(Essex Portfolio, L.P.)	(Essex Portfolio, L.P.)
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)
1100 Park Place, Suite 200
San Mateo, CA 94403
(Address of principal executive offices) (Zip Code)

(650) 655-7800
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.0001 par value (Essex Property Trust, Inc.)	ESS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Essex Property Trust, Inc.	Emerging growth company	☐
Essex Portfolio, L.P.	Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.    Entry into a Material Definitive Agreement.
Item 2.03.    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
Item 8.01.    Other Events

Revolving Credit Facility

On May 20, 2025, Essex Property Trust, Inc. (the “Company”), via Essex Portfolio, L.P. (the “Operating Partnership”), entered into a Closing Agreement (the “Closing Agreement”) with PNC Bank, National Association, as administrative agent, and other banks party thereto (the “Line Lenders”). The Closing Agreement effectuates, subject to the payment of fees and the fulfillment of certain other conditions precedent, the replacement of the Company’s existing $1.2 billion Revolving Credit Facility (the “Prior Revolving Credit Facility”) with the amendment and restatement (the “New Facility”) of the Prior Revolving Credit Facility. The Prior Revolving Credit Facility was originally scheduled to mature in January 2029. The Company expects such New Facility to be effective in July 2025. As of May 20, 2025, there were $535 million of borrowings outstanding under the Prior Revolving Credit Facility.

Under the terms of the form of New Facility agreed to by the parties in connection with the Closing Agreement, the New Facility will have a maximum borrowing capacity of $1.5 billion, a maturity date in January 2030, and two six-month extensions exercisable at the option of the Company. The Company may elect to increase the facility by up to an additional $1 billion, to an aggregate size of $2.5 billion, provided that one or more banks (from the Line Lenders or as otherwise permitted) voluntarily agree to provide the additional commitment. No Line Lender can prohibit such increase. Borrowings under the New Facility will be guaranteed by the Company.

The New Facility will have an interest rate of Secured Overnight Financing Rate (“SOFR”) plus 0.775% which is based on a tiered rate structure tied to the Company’s long-term unsecured credit ratings and shall contain customary covenants including, but not limited to, maintaining certain leverage and coverage ratios. The foregoing summary is qualified in its entirety by reference to the full text of the New Facility Credit Agreement which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ending June 30, 2025, in accordance with Item 601 of Regulation S-K.

Term Loan Credit Facility

On May 20, 2025, the Operating Partnership entered into a $300 million Unsecured Term Loan Agreement (the “2025 Term Loan Credit Facility”) with U.S. Bank National Association, as administrative agent, and other lenders party thereto (the “Lenders”), and the Company entered into the guarantee of such 2025 Term Loan Credit Facility. The 2025 Term Loan Credit Facility is scheduled to mature on May 20, 2028, with two one-year extension options, exercisable at the option of the Operating Partnership. The 2025 Term Loan Credit Facility has a 12-month delayed draw feature and can be repaid without premium or penalty but cannot be re-borrowed once repaid. As of May 20, 2025, there were no borrowings outstanding under the 2025 Term Loan Credit Facility.

Under the terms of the 2025 Term Loan Credit Facility, the Operating Partnership may elect to increase the facility by up to an additional $300 million, to an aggregate size of $600 million, provided that one or more banks (from the Lenders or as otherwise permitted) voluntarily agree to provide the additional commitment. No Lender can prohibit such increase.

The 2025 Term Loan Credit Facility bears interest at SOFR plus 0.850% which is based on a tiered rate structure tied to the Company’s long-term unsecured credit ratings. The Company has entered into floating-to-fixed interest rate swaps to fix the interest rate for $150 million of the 2025 Term Loan Credit Facility to an all-in rate of 4.1%.

The Company and the Operating Partnership are subject to certain customary covenants under the 2025 Term Loan Credit Facility including, but not limited to, maintaining certain leverage and coverage ratios. The foregoing summary is qualified in its entirety by reference to the full text of the Term Loan Credit Facility Term Loan Agreement which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ending June 30, 2025, in accordance with Item 601 of Regulation S-K.

Commercial Paper Program

On May 20, 2025, the Company established an unsecured commercial paper program (the “Commercial Paper Program”). Under the terms of the Commercial Paper Program, the Operating Partnership may issue, from time to time, unsecured commercial paper notes with varying maturities not in excess of 397 days from the date of issue (the “Notes”).

Amounts available under the Commercial Paper Program may be borrowed, repaid and re-borrowed from time to time, with the maximum aggregate face or principal amount of Notes outstanding at any one time not exceeding $750 million. The Company’s revolving credit facility then in effect will serve as a liquidity backstop for any issuances under the Commercial Paper Program. The Notes will be sold on terms that are customary for the United States commercial paper market and will be at least equal in right of payment with all of the Company’s and the Operating Partnership’s other unsecured and unsubordinated indebtedness. The Company has agreed to fully and unconditionally guarantee the Notes pursuant to a guarantee. The Company expects to use the proceeds of the Notes for general corporate purposes and working capital purposes.

The Notes to be offered under the Commercial Paper Program have not been and will not be registered under the Securities Act of 1933, as amended, or state securities laws, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. The information contained in this Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy the Notes under the Commercial Paper Program.

Forward-Looking Statements

Certain statements in this Current Report on Form 8-K may be considered forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the Company’s expectations, estimates, assumptions, hopes, intentions, beliefs and strategies regarding the future. Words such as “expects,” “assumes,” “anticipates,” “may,” “will,” “intends,” “plans,” “projects,” “believes,” “seeks,” “future,” “estimates,” and variations of such words and similar expressions are intended to identify such forward-looking statements. Such forward-looking statements include, among other things, statements regarding expectations by the Company and the Operating Partnership regarding entering into the New Facility and the expected use of proceeds of the Notes under the Commercial Paper Program.

While the Company’s management believes the assumptions underlying its forward-looking statements are reasonable, such forward-looking statements involve known and unknown risks, uncertainties and other factors, many of which are beyond the Company’s control, which could cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. The Company cannot assure the future results or outcome of the matters described in these statements; rather, these statements merely reflect the Company’s current expectations of the approximate outcomes of the matters discussed. Factors that might cause the Company’s actual results, performance or achievements to differ materially from those expressed or implied by these forward-looking statements include, but are not limited to, the following: the occurrence of any event, change or other circumstances that could give rise to the termination of the Closing Agreement; the inability to satisfy the terms and conditions contained in the Closing Agreement and/or the failure of the parties to execute the New Facility on the expected timing or at all, and other factors referred to herein and in the Company’s annual report on Form 10-K for the year ended December 31, 2024, most recent Quarterly Report on Form 10-Q and those risk factors and special considerations set forth in the Company’s other filings with the Securities and Exchange Commission which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. All forward-looking statements are made as of the date hereof, the Company assumes no obligation to update or supplement this information for any reason, and therefore, they may not represent the Company’s estimates and assumptions after the date hereof.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Date:  May 20, 2025

ESSEX PROPERTY TRUST, INC.

/s/ Barbara Pak
Name:	Barbara Pak
Title:	Executive Vice President and Chief Financial Officer

ESSEX PORTFOLIO, L.P.

By:	Essex Property Trust, Inc.
Its:	General Partner

/s/ Barbara Pak
Name:	Barbara Pak
Title:	Executive Vice President and Chief Financial Officer